====================================================================================================

                                            UNITED STATES
                                 SECURITIES AND EXCHANGE COMMISSION
                                       WASHINGTON, D.C. 20549

                                             ----------

                                              FORM 8-K

                                           Current Report
                               Pursuant to Section 13 or 15(d) of the
                                   Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 16, 2005

                                 The St. Lawrence Seaway Corporation
                         --------------------------------------------------
                         (Exact Name of Registrant as Specified in Charter)

           Indiana                             000-02040                        35-1038443
-------------------------------       ------------------------     ---------------------------------
(State or Other Jurisdiction of       (Commission File Number)     (IRS Employer Identification No.)
        Incorporation)

                                        55 South State Avenue
                                     Indianapolis, Indiana 46204
                              ----------------------------------------
                              (Address of Principal Executive Offices)

Registrant's telephone number, including area code             (317) 639-5292
                                                  -----------------------------------------

                                           Not Applicable
                    -------------------------------------------------------------
                    (Former Name or Former Address, if Changed Since Last Report)

Check the  appropriate  box below if the Form 8-K filing is intended to  simultaneously  satisfy the filing obligation of the registrant under any of the following  provisions (see General  Instruction
A.2. below):

[ ]  Written  communications  pursuant to Rule 425 under the  Securities  Act (17 CFR 230.425)
[ ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange  Act (17 CFR  240.14a-12)
[ ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the  Exchange  Act (17 CFR
     240.14d-2(b))
[ ]  Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
     240.13e-4(c))

====================================================================================================

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         As of November 16, 2005, the St. Lawrence Seaway  Corporation ("St.  Lawrence"),  Edward B.
Grier, an individual,  and T3 Therapeutics,  Inc. (the "Founder Company",  and collectively with Mr.
Grier the "Other Members")  entered into an Amended and Restated Limited Liability Company Agreement
(the  "Amendment") of T3 Therapeutics,  LLC, a Delaware limited  liability company (the "Development
Company"),  which amends and restates St.  Lawrence's  joint  venture with the Other  Members in the
Development Company entered into as of June 25, 2002 (the "Original Agreement").

         Under the  Original  Agreement,  (i) the Founder  Company  contributed  to the  Development
Company all of its right,  title and  interest in the design,  development  and  research of certain medicinal products in exchange for an 87.5% Class A ownership stake in the Development Company, (ii)
St. Lawrence provided  development  funding of $750,000 to the Development Company in exchange for a
12.5%  preferential  Class B ownership  stake in the  Development  Company,  and (iii) Mr. Grier was granted an option to purchase 25 Class B units in the  Development  Company.  In connection with the consummation  of the  transactions  contemplated by the Original  Agreement,  Mr. Grier purchased 25
Class A units in the Development  Company from the Founder  Company for $150,000,  which resulted in the Founder Company having an 85% Class A ownership  stake in the Development  Company and Mr. Grier having a 2.5%  Class A  ownership  stake in the  Development  Company.  In  addition,  the  Original
Agreement provided for a follow-on  investment by St. Lawrence of an additional  $750,000 if certain preliminary  FDA testing  approvals were secured,  with a corresponding  increase in St.  Lawrence's ownership stake in the Development Company to 25%.

         The Amendment  amends and restates the Original  Agreement to, among other things,  provide for satisfaction of any St. Lawrence contingent follow-on investment  obligation in exchange for its making a $50,000  follow-on  investment on or about the time of execution of the Amendment,  and for the conversion of all of St. Lawrence's  preferential  Class B interests in the Development  Company
(including certain redemption,  registration and contingent  additional unit rights), as well as all of the interests of Mr. Grier and the Founder Company, into a single  non-preferential class of unit interests.  The $50,000 follow-on investment increases St. Lawrence's current ownership stake in the
Development  Company to 25%,  subject to adjustment  and  dilution.  St.  Lawrence  expects that its ownership stake in the Development  Company will be diluted to approximately 21.5% upon the expected issuance by the Development  Company of Development Company units to the original patent licensor in exchange for the original patent licensor's modified royalty agreement with the Development Company.

         The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the  Amendment,  which is filed with this report as
Exhibit 10.1 and is incorporated herein by reference.

         Mr. Grier is a vice  president and director of St.  Lawrence and, as of the conversion is a
2.5% Member of the Development  Company and has an option to purchase an approximate 2.5% (25 units)
additional ownership stake in the Development Company.

                                                -2-

         "SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         This Current Report on Form 8-K contains statements which are not historical facts, but are forward-looking  statements which are subject to risks,  uncertainties  and unforeseen  factors that could  affect  the  Company's  ability  to  accomplish  its  strategic  objectives  with  respect to acquisitions  and  developing  new  business  opportunities,  as well as its  operations  and actual results. All forward-looking  statements  contained herein reflect Management's  analysis only as of the date of the filing of this Form 8-K. Except as may be required by law, the Company undertakes no obligation to publicly revise these  forward-looking  statements to reflect events or  circumstances that arise after the date hereof. In addition to the disclosures  contained  herein,  readers should carefully  review risks,  uncertainties  and other factors  contained in other  documents  which the
Company files from time to time with the  Securities  and Exchange  Commission,  including,  without limitation the Company's Form 10-QSB for the quarter ended September 30, 2005.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

               The following exhibits are filed herewith:

               Exhibit 10.1 Amended and Restated Limited Liability Agreement of T3 Therapeutics, LLC
               dated as of November 16, 2005

                                                -3-

                                             SIGNATURES

         Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     The St. Lawrence Seaway Corporation

                                                     By: /s/ Daniel L. Nir
                                                        --------------------------------------------
                                                        Daniel L. Nir
                                                        President and Treasurer

Dated:  November 21, 2005

                                                -4-